Exhibit 99.1

Key Energy Services, Inc. 1301 McKinney Street Suite 1800 Houston, TX 77010	June 15, 2020 Contact: Marshall Dodson 713-651-4403

FOR IMMEDIATE RELEASE

Key Energy Services Announces Appointment of New Chief Financial Officer

HOUSTON, TX, June 15, 2020 - Key Energy Services, Inc. (“Key” or the “Company”) announced today the appointment of Nelson Haight as Senior Vice President, Chief Financial Officer and Treasurer. Mr. Haight is an accomplished professional with three decades of experience in senior level positions with public and private companies spanning such areas as finance, technology, business process systems integration, restructuring, refinancing, growth acquisitions, strategic and organizational planning and capital markets transactions, among others. In his role as Senior Vice President and Chief Financial Officer, he will be responsible for overseeing and managing all of Key’s finance, accounting, investor relations and technology responsibilities. Mr. Haight’s appointment will be effective June 15, 2020.

Previously, Mr. Haight served as a consultant providing finance and accounting services to the energy industry, most recently as the interim Chief Financial Officer for a privately held environmental commodities firm and, prior to that, for a privately held oilfield service company. From July 2017 to September 2018, Mr. Haight served as the Chief Financial Officer for Castleton Resources LLC, a privately held exploration and production company, and from 2011 through 2017, Mr. Haight served in various capacities from Vice President to Executive Vice President and Chief Financial Officer for Midstates Petroleum Company, Inc., an independent exploration and production company listed on the NYSE. During his tenure at these companies, Mr. Haight’s responsibilities included finance, treasury, financial planning/forecasting, risk management, accounting, tax, SEC compliance and reporting, information technology, purchasing and investor relations.

“With Nelson joining our team, we are adding a talented and experienced individual with a unique background in finance, organic and acquisition growth, strategic planning and capital markets,” said Marshall Dodson, Key’s President and Chief Executive Officer. “As we continue to grow our business and implement our strategic initiatives, Nelson’s extensive financial management experience will prove valuable through this challenging market.”

In connection with Mr. Haight’s appointment, Mr. Dodson will cease to serve as Interim Chief Financial Officer (Principal Financial Officer) and Treasurer of the Company effective immediately. Mr. Dodson will continue to serve as President and Chief Executive Officer and as a member of the Company’s Board of Directors.

About Key Energy Services

Key Energy Services is the largest onshore, rig-based well servicing contractor based on the number of rigs owned. Key provides a complete range of well intervention services and has operations in all major onshore oil and gas producing regions of the continental United States.

June 15, 2020

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature or that relate to future events and conditions are, or may be deemed to be, forward-looking statements. These forward-looking statements are based on Key’s current expectations, estimates and projections and its management’s beliefs and assumptions concerning future events and financial trends affecting its financial condition and results of operations. In some cases, you can identify these statements by terminology such as “may,” “will,” “should,” “predicts,” “expects,” “believes,” “anticipates,” “projects,” “potential” or “continue” or the negative of such terms and other comparable terminology. These statements are only predictions or estimates and are subject to substantial risks and uncertainties and are not guarantees of performance. Future actions, events and conditions and future results of operations may differ materially from those expressed in these statements and the assumptions on which they are based could prove incorrect. In evaluating forward-looking statements, you should carefully consider the information in this disclaimer as well as the risks outlined in “Part I, Item 1A. Risk Factors,” in Key’s Annual Report on Form 10-K for the year ended December 31, 2019 and in other reports Key files with the Securities and Exchange Commission, including the Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 to be filed on May 15, 2020.

Key undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release, except as required by law. All of Key’s written and oral forward-looking statements are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements.

Important factors that may affect Key’s expectations, estimates or projections include, but are not limited to, the following: Key’s ability to continue as a going concern; public health crises, such as the COVID-19 pandemic, and any related actions taken by businesses and governments; adverse conditions in the services and oil and natural gas industries, especially oil and natural gas prices and capital expenditures by oil and natural gas companies; Key’s ability to satisfy its cash and liquidity needs, including its ability to generate sufficient liquidity or cash flow from operations or to obtain adequate financing to fund its operations or otherwise meet its obligations as they come due; Key’s ability to retain employees, customers or suppliers as a result of its financial condition generally or as a result of its recent restructuring; Key’s inability to achieve the potential benefits of the restructuring; Key’s ability to achieve the benefits of cost-cutting initiatives, including its plan to optimize its geographic footprint, including exiting certain locations and reducing its regional and corporate overhead costs; Key’s ability to implement price increases or maintain pricing on its core services; risks that Key may not be able to reduce, and could even experience increases in, the costs of labor, fuel, equipment and supplies employed in its businesses; industry capacity; asset impairments or other charges; the low demand for Key’s services and resulting operating losses and negative cash flows; Key’s highly competitive industry as well as operating risks, which are primarily self-insured, and the possibility that its insurance may not be adequate to cover all of its losses or liabilities; significant costs and potential liabilities resulting from compliance with applicable laws, including those resulting from environmental, health and safety laws and regulations, specifically those relating to hydraulic fracturing, as well as climate change legislation or initiatives; Key’s historically high employee turnover rate and its ability to replace or add workers, including executive officers and skilled workers; Key’s ability to implement technological developments and enhancements; severe weather impacts on Key’s business, including hurricane activity; Key’s ability to successfully identify, make and integrate acquisitions and its ability to finance future growth of its operations or future acquisitions; Key’s ability to achieve the benefits expected from disposition transactions; the loss of one or more of Key’s larger customers; the amount of Key’s debt and the limitations imposed by the covenants in the agreements governing its debt, including its ability to comply with covenants under its current debt agreements; an increase in Key’s debt service obligations due to variable rate indebtedness; Key’s inability to achieve its financial, capital expenditure and operational projections, including quarterly and annual projections of revenue and/or operating income and its inaccurate assessment of future activity levels, customer demand, and pricing stability which may not materialize (whether for Key as a whole or for geographic regions and/or business segments individually); Key’s ability to respond to changing or declining market conditions, including Key’s ability to reduce the costs of labor, fuel, equipment and supplies employed and used in its businesses; the adverse impact of litigation and disputes; and other factors affecting Key’s business described in “Part I, Item 1A. Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2019, in “Part II, Item 1A. Risk Factors” in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, and other reports Key files with the Securities and Exchange Commission. As noted in Key’s financial statements for the quarter ended March 31, 2020, pursuant to accounting principles generally accepted in the United States, these conditions raise substantial doubt about Key’s ability to continue as a going concern within the 12 months post issuance of the consolidated financial statements. For more information, please read Key’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020. The unprecedented nature of the COVID-19 pandemic and recent market decline may make it more difficult to identify potential risks, give rise to risks that are currently unknown, or amplify the impact of known risks.

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